               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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       Northern Lights Fund Trust

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<LETTERHEAD ARROW INVESTMENT ADVISORS, LLC>

September __, 2011

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of Arrow Alternative Solutions Fund, Arrow Commodity Strategy Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, and Arrow Managed Futures Trend Fund (each, an “Arrow Fund” and together, the “Arrow Funds”), each a series of Northern Lights Fund Trust ("NLFT"), a Delaware statutory trust.

The meeting is scheduled to be held at 10:00 a.m. Eastern Time on November 18, 2011, at the offices of Gemini Fund Services, LLC at 450 Wireless Blvd., Hauppauge, New York 11788.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval in connection with two proposals.  First, the Arrow Funds are proposing to reorganize into newly created series of the Arrow Investments Trust, a newly formed Delaware statutory trust with its principal offices in Olney, Maryland (the “Proposed Reorganization”). Each Arrow Fund currently is organized as a series of Northern Lights Fund Trust, an investment company with its principal offices in Omaha, Nebraska.  If shareholders approve the Proposed Reorganization, it will take effect on or about [March 1, 2012].  At that time, the Arrow Fund shares you currently own would be exchanged on a tax-free basis for corresponding shares of the newly created series of the Arrow Investment Trusts with the same aggregate value.

The Proposed Reorganization of the Arrow Funds will not result in any change to the objectives, strategies or investment policies of the Arrow Funds.  Arrow Investment Advisors, LLC ("Arrow") will continue to serve as the investment adviser to each Arrow Fund and, in the case of Arrow DWA Balanced Fund and Arrow DWA Tactical Fund (each, a "DWA Arrow Fund" and together, the "DWA Arrow Funds"), Dorsey Wright & Associates, Inc. ("DWA"), subject to the discussion below, will continue to serve as the investment sub-adviser to each such DWA Arrow Fund.

In addition to considering the Proposed Reorganization of the Arrow Funds as described above, shareholders of each DWA Arrow Fund are being asked to approve a new sub-advisory agreement by and among NLFT, Arrow and Dorsey, Wright & Associates, LLC, the successor to DWA ("DWA LLC"), with respect to the DWA Arrow Funds (the “Proposed Sub-Advisory Agreement”).  DWA has informed Arrow and the Board of Trustees of NLFT that it has entered into an agreement that, upon closing, will result in a "change in control" of DWA and the conversion of DWA into DWA LLC (the "DWA Reorganization").  Upon the closing of the DWA Reorganization, the existing sub-advisory agreement for each DWA Arrow Fund automatically will terminate.  In contemplation of the closing of the DWA Reorganization, shareholders of the DWA Arrow Funds are being asked to approve the Proposed Sub-Advisory Agreement to allow DWA LLC, as the successor to DWA, to provide sub-advisory services to each DWA Arrow Fund.

More information on the specific details and reasons for each proposal is contained in the enclosed Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully.  The Board of Trustees of NLFT, on behalf of each Arrow Fund, unanimously recommends that you vote “FOR” the Proposed Reorganization and further recommends that shareholders of each DWA Arrow Fund approve the Proposed Sub-Advisory Agreement.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of NLFT may be voted only in person or by written proxy.

If you have any questions, please call us at 1-800-[_________] and we will be glad to assist you.

Sincerely,

[●]
[Joseph Barrato]
[Chief Executive Officer]
Arrow Investment Advisors, LLC

Arrow Alternative Solutions Fund

Arrow Commodity Strategy Fund

Arrow DWA Balanced Fund

Arrow DWA Tactical Fund

Arrow Managed Futures Trend Fund

Each, a series of

NORTHERN LIGHTS FUND TRUST

c/o Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York  11788

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD November 18, 2011

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Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust ("NLFT), an open-end management investment company organized as , has called a special meeting of the shareholders of Arrow Alternative Solutions Fund, Arrow Commodity Strategy Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, and Arrow Managed Futures Trend Fund, each a series of NLFT (each, an “Arrow Fund” and together, the "Arrow Funds"), to be held at the offices of Gemini Fund Services, LLC, the administrator of NLFT, 450 Wireless Blvd., Hauppauge, NY  11788, on November 18, 2011 at [ _____________].

The shareholders of each Arrow Fund are being asked to consider the following proposal:

(1)  To approve an Agreement and Plan of Reorganization and Termination providing for the transfer of all of the assets of each Arrow Fund to a corresponding newly created series of Arrow Investments Trust (the “New Fund”).  The transfer would be (a) an exchange of your shares for shares of the corresponding class of the New Fund, which would be distributed pro rata by each Arrow Fund to the holders of its shares in complete liquidation of that Arrow Fund, and (b) the assumption by the New Fund of all of the liabilities of the corresponding Arrow Fund.

In addition, shareholders of the Arrow DWA Balanced Fund and the Arrow DWA Tactical Fund are being asked to consider the following proposal:

(2)

To approve a new Sub-Advisory Agreement by and among NLFT, Arrow Investment Advisors, LLC, and Dorsey, Wright & Associates, LLC with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, each a series NLFT.  No fee increase is proposed.

(3)

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You are entitled to vote at the meeting and any adjournment(s) if you owned shares of any of the Funds at the close of business on [September 28], 2011.

If you have any questions, please call [__________].  For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

By Order of the Board of Trustees,

Emile R. Molineaux, Esq.,

                                                                        Secretary

Northern Lights Fund Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY

SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return the card in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" EACH PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in mailing your proxy card promptly.  Any proposal submitted to a vote at the Special Meeting of Shareholders by anyone other than the officers or trustees of NLFT may be voted only in person or by written proxy. In addition to the solicitation of proxies by mail, you may receive a call from a representative of the Arrow Trust or from NLFT if your vote is not received.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted and will not be counted as present at the Special Meeting of Shareholders.

Arrow Alternative Solutions Fund

Arrow Commodity Strategy Fund

Arrow DWA Balanced Fund

Arrow DWA Tactical Fund

Arrow Managed Futures Trend Fund

Each, a series of

Northern Lights Fund Trust

with its principal offices at

4020 South 147th Street
Omaha, NE 68137

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [November 18, 2011]

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust ("NLFT”) on behalf of the Arrow Alternative Solutions Fund, Arrow Commodity Strategy Fund, Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, and Arrow Managed Futures Trend Fund, each a series of NLFT (each, an "Arrow Fund" and together, the “Arrow Funds”), for use at the Special Meeting of Shareholders of NLFT (the “Meeting”) to be held at the offices of NLFT’s administrator at 450 Wireless Blvd., Hauppauge, NY 11788 on November 18, 2011 at , and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [____________], 2011.

The Meeting has been called by the Board of Trustees for the following purposes:

Proposal		To be voted on by shareholders of:
1.

To approve a proposed reorganization of the Arrow Funds to be effected in accordance with the Agreement and Plan of Reorganization and Termination, a copy of which is attached as Exhibit A to this Proxy Statement, providing for the transfer of all of the assets of each Arrow Fund to a corresponding newly created series of Arrow Investments Trust (each, the “New Fund” and together, the "New Funds").  The transfer would be (a) an exchange of your shares for shares of the corresponding class of the New Fund, which would be distributed pro rata by each Arrow Fund to the holders of its shares in complete liquidation of that Arrow Fund, and (b) the assumption by the New Fund of all of the liabilities of the corresponding Arrow Fund.

All Arrow Funds
2.

To approve a new Sub-Advisory Agreement by and among NLFT, Dorsey Wright & Associates, LLC and Arrow Investment Advisors, LLC with respect to Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, each a series of NLFT.  No fee increase is proposed.

Arrow DWA Balanced Fund Arrow DWA Tactical Fund
3.	To consider and act upon any other business that may properly come before the meeting and any adjournments thereof.	All Arrow Funds

Only shareholders of record at the close of business on September 28, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Arrow Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Arrow Funds, 450 Wireless Blvd., Hauppauge, NY 11788 or by calling 877-738-0333.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on November [18], 2010:

This proxy statement is available on the internet at www.[_________].com.

Summary Of The Reorganization Proposal

Below is brief summary of the proposal regarding the reorganization of each Arrow Fund and how it will affect each such Arrow Fund.  We urge you to read the full text of the Proxy Statement.

You are being asked to consider a reorganization of each Arrow Fund pursuant to an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) providing that each Arrow Fund reorganizes into a corresponding New Fund at which time each shareholder of an Arrow Fund will become a shareholder of the corresponding New Fund (the "Reorganization" or "Proposed Reorganization").  Each Arrow Fund currently is a series of NLFT.  Each Arrow Fund currently offers two classes of shares, Class A shares and Class C shares.  If the Reorganization Plan is approved by shareholders, each Arrow Fund will be reorganized into a new, identically-named New Fund each of which is a series of Arrow Investments Trust, a newly organized investment company (the "Arrow Trust").  The Reorganization will not change the investment objective or principal investment strategy of the Arrow Funds, or their fiscal year. The investment adviser to each Arrow Fund, the sub-adviser, except as described more fully below in connection with Proposal 2 of this Proxy Statement, to the Arrow DWA Balanced Fund and the Arrow DWA Tactical Fund (each, a "DWA Arrow Fund" and together, the "DWA Arrow Funds") and the portfolio managers, distributor, administrator, fund accounting agent, transfer agent and independent registered public accountant will stay the same and their fees will remain unchanged.  Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of identically-named Arrow Fund shares as were owned by the shareholder immediately prior to the Reorganization.  Each New Fund will offer the same shareholder services as its corresponding Arrow Fund.  However, the New Funds will have different trustees who are responsible for overseeing the operations of the New Funds.

Pursuant to the Reorganization Plan, the Reorganization will be accomplished as follows:  (a) each Arrow Fund will transfer all of its assets and liabilities to the corresponding New Fund of the Arrow Trust, in exchange for shares of such New Fund and the assumption by the New Fund of the liabilities of the corresponding Arrow Fund, (b) each Arrow Fund will distribute the corresponding New Fund’s shares to its shareholders, and (c) each Arrow Fund will be liquidated and terminated. A form of the Reorganization Plan is attached hereto as Exhibit A.  If approved, the Reorganization is expected to take effect on or before [March 1, 2012], although the date may be adjusted in accordance with the Reorganization Plan.

The Board of Trustees recommends a vote for this proposal. For information about the anticipated benefits of the Reorganization, see “REASONS FOR THE PROPOSED REORGANIZATION” below.

PROPOSAL NUMBER 1

THE REORGANIZATION OF THE ARROW FUNDS

At a meeting of the Board of Trustees held on September 21, 2011, the Trustees, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940 (“Independent Trustees”), considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of each Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization.

Reasons For The Proposed Reorganization

Arrow Investment Advisors, LLC ("Arrow") requested that the Board consider the Reorganization. Arrow represented to the Board that the New Funds will have greater opportunity for asset growth and may attract substantial investments in a stand-alone trust under the “Arrow” brand name. Arrow also represented that shareholders of the Arrow Funds would not be required to pay for the Reorganization because Arrow, along with Dorsey, Wright & Associates, Inc. ("DWA") (or its successor, Dorsey, Wright & Associates, LLC ("DWA LLC")) as described more fully below, would bear all costs associated with the Reorganization. Finally, Arrow assured the Board that the Reorganization would not result in any changes to the investment objectives or strategies, or in the portfolio management team of any Arrow Fund. The Board, including the Independent Trustees, unanimously approved the Reorganization Plan based on information requested by the Board and provided by Arrow.  In approving the Reorganization, the Board determined that the Reorganization would be in the best interests of each Arrow Fund and its shareholders, and that the interests of the shareholders of each Arrow Fund would not be diluted as a result of effecting the Reorganization.

Summarized below are the key factors considered by the Trustees:

-

Marketing of the New Funds under the “Arrow” brand name will allow Arrow to provide a clear message about philosophy and strategies, thereby improving a fund's opportunities for growth.  This may lead to benefits for shareholders because, as assets increase, shareholder expenses are reduced.

-

Until recently, the Arrow Funds lacked the necessary assets to operate cost-effectively as a separate fund complex.  At current asset levels, the reorganization should not have a material impact on shareholder expenses.

-

The investment objective, policies and restrictions of each New Fund are identical to those of the corresponding Arrow Fund, and each New Fund will be managed by the same portfolio managers and in accordance with the same investment strategies and techniques utilized in managing the corresponding Arrow Fund immediately prior to the Reorganization.

-	The costs of the Reorganization, including the costs of soliciting proxies, will be borne by Arrow and DWA (or its successor DWA LLC) and not the Arrow Funds.

-	The Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

The Board now submits to shareholders of each Arrow Fund a proposal to approve the Reorganization Plan. If shareholders approve the proposal, the Trustees and officers of NLFT will execute and implement the Reorganization Plan.  If approved, the Reorganization is expected to take effect on or before March 1, 2012 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Plan.

Summary Of The Reorganization Plan And Agreement

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.  All information regarding the Arrow Trust, its operations and the various agreements between the Arrow Trust and its several service providers have been supplied by Arrow, and neither NLFT nor any of its Trustees or officers have independently verified the accuracy of such information.

General Plan Of Reorganization

The Reorganization Plan consists of several steps that will occur on the Closing Date following shareholder approval.  First, each Arrow Fund will transfer all of its assets to a corresponding New Fund, each of which is a series of the Arrow Trust, in exchange solely for (1) all of the shares of the corresponding New Fund equal to the number of full and fractional shares of the Arrow Fund as of the Closing Date and (2) the assumption by such New Fund of all of the liabilities of the corresponding Arrow Fund.  Immediately thereafter, each Arrow Fund will liquidate and distribute the shares received from the corresponding New Fund, through to its shareholders.  This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Arrow Fund and transferring those New Fund shares to each such account, by class, in complete liquidation of the Arrow Fund.  As a result, every shareholder of an Arrow Fund will own the same number and class of shares of the corresponding New Fund as the number and class of Arrow Fund shares held by the shareholder immediately before the Reorganization.  For example, if you held 100 Class A shares of the Arrow Alternative Solutions Fund immediately prior to the close of the New York Stock Exchange on the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the corresponding New Arrow Alternative Solutions Fund.  The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Until the Closing Date, shareholders of the Arrow Funds will continue to be able to redeem their shares at the net asset value per share next determined after receipt by the Arrow Funds’ transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Closing Date will be treated as requests received for the redemption of shares of the New Funds received by the shareholder in connection with the Reorganization or purchase of New Fund shares.  After the Reorganization, all of the issued and outstanding shares of the Arrow Funds will be canceled on the books of the Arrow Funds, and the share transfer books of the Arrow Funds will be permanently closed.  If the Reorganizations are consummated, shareholders will be free to redeem the shares of the New Fund that they receive in the transaction at their then-current net asset value.  Shareholders of the Arrow Funds may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganizations or exchanging such shares for shares of the New Funds in the Reorganizations.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of NLFT and the Arrow Trust. The significant conditions include: (a) the receipt by NLFT and the Arrow Trust of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of each Arrow Fund (which may not be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Arrow Funds, by the Board of Trustees of NLFT or the Board of Trustees of the Arrow Trust (the "Arrow Board").  It may be terminated by the New Funds if the shareholders of each Arrow Fund do not approve the Reorganization. In addition, the Reorganization Plan may be amended by the Board of Trustees.  However, shareholder approval would be required in order to amend the Reorganization Plan, subsequent to the shareholders meeting, in a manner that would change the method for determining the number of shares to be issued to shareholders of the Arrow Funds.

At a meeting held on September 22, 2011, the Arrow Board approved the Plan of Reorganization, finding that the Reorganization is in the best interests of each New Fund and its shareholders.

Comparison Of The Arrow Funds And The New Funds

Investment Objectives, Limitations and Restrictions; Principal Investment Strategies and Risks

The investment objectives, limitations and restrictions, as well as the principal investment strategies and risks for each New Fund will be identical to those of the identically named Arrow Fund.  However, the New Funds have not adopted a policy to notify shareholders 30 days prior to a change in their investment objectives.  For detailed information about the principal investment strategies and risks of each Arrow Fund, as well as each of their investment limitations and restrictions, see the current Prospectus and Statement of Additional Information for each Arrow Fund which are incorporated herein by reference.

Fees and Expenses

The Reorganization is not expected to result overall in an increase in shareholder fees and annual fund operating expenses. Indeed, the fee rates to be charged by the various service providers to the New Funds are commensurate with or lower than the fee rates charged to the Arrow Funds. However, some expenses, such as state notice filing fees in a few states, trustee fees and expenses, and legal expenses, will increase.  More detailed information about the annual fund operating expenses for each Arrow Fund is set forth in the Prospectus of each Arrow Fund.

Management Of The Funds

Investment Adviser

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, currently serves as the investment adviser to the Arrow Funds pursuant to the terms of an investment advisory agreement with NLFT on behalf of each Arrow Fund.  Subject to the authority of the Board of Trustees, Arrow is responsible for the overall management of each Arrow Fund's business affairs.  Arrow is responsible for selecting the investments of each Arrow Fund according to the investment objective, policies and restrictions of each Arrow Fund.  Arrow was established in 2006.

Arrow has served as the investment adviser to each Arrow Fund since the inception of each such Fund.  The inception date of the Arrow DWA Balanced Fund was August 7, 2006.  The inception date of the Arrow Alternative Solutions Fund was October 31, 2007.  The inception date of the Arrow DWA Tactical Fund was May 29, 2008.  The inception date of the Arrow Managed Futures Trend Fund was April 30, 2010.  The inception date of the Arrow Commodity Strategy Fund was December 31, 2010.  The investment advisory agreement between Arrow and NLFT was dated June 22, 2006, as subsequently amended to reflect renewals of the original agreement and the addition of each subsequent Arrow Fund (the "Advisory Agreement").

Pursuant to the terms of the Advisory Agreement, Arrow has overall responsibilities for the management and investment of each Arrow Fund's securities portfolio, subject to the ultimate review and approval of the Board of Trustees.  As compensation for its services, the Advisory Agreement provides that Arrow is entitled to receive, on a monthly basis, an annual advisory fee equivalent to 1.00% of the Arrow DWA Tactical Fund's and the Arrow DWA Balanced Fund's average daily net assets, and 0.75% of the Arrow Alternative Solutions Fund's and 0.85% of the Arrow Managed Futures Trend Fund's average daily net assets. For the fiscal year ended July 31, 2010, Arrow received the full advisory fee from the Arrow DWA Balanced Fund and Arrow Tactical Fund, waived a portion of its fee from the Arrow Alternative Solutions Fund such that its net fee was approximately 0.74% and waived its entire advisory fee for Arrow Managed Futures Trend Fund. Arrow has contractually agreed to defer its fees and/or reimburse expenses of the Arrow Managed Futures Trend Fund, until November 30, 2011, to ensure that the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses and extraordinary expenses such as litigation or reorganization costs) will not exceed 2.00% for Class A shares and 2.75% for Class C shares. This fee waiver agreement may be terminated by the Board of Trustees on 60 days written notice.

Investment Sub-Adviser

Arrow has engaged Dorsey, Wright & Associates, Inc. ("DWA"), located at 9201 Forest Hill Avenue, Suite 100, Richmond, Virginia, 23235, as the sub-adviser to each DWA Arrow Fund. DWA is an independent and privately owned registered investment advisory firm whose business includes two principal areas: (i) professional management of equity portfolios for investors and (ii) investment research services for numerous broker-dealers and large institutions around the world. As of March 31, 2011, DWA sub-advises approximately $540 million in mutual funds, manages $250 million in separately managed accounts using a systematic relative strength process, and sub-advises approximately $60 million in variable insurance trusts.  DWA also derives income from providing index licensing, research services, consulting services, and educational seminars.

DWA is responsible, subject to the supervision and control of Arrow, for the purchase, retention and sale of securities in the investment portfolio of each DWA Arrow Fund. Pursuant to the terms of a Sub-Advisory Agreement by and among DWA, Arrow, and NLFT on behalf of each DWA Arrow Fund (the "Sub-Advisory Agreement"), Arrow pays DWA, on a monthly basis, an annual sub-advisory fee of 0.25% of each DWA Arrow Fund’s average daily net assets.  The Sub-Advisory Agreement with respect to the Arrow DWA Balanced Fund is dated June 22, 2006, as subsequently amended to reflect renewals of the original agreement.  The Sub-Advisory Agreement with respect to the Arrow Tactical Fund is dated May 1, 2008, as subsequently amended to reflect renewals of the orginal agreement.

As described more fully below in connection  with Proposal 2 of this Proxy Statement, the officers of DWA have informed Arrow and the Board of Trustees that DWA has entered into an agreement pursuant to which a controlling interest in DWA will be acquired by a third-party.  As a part of the transaction involving DWA, DWA will be reorganized into Dorsey, Wright & Associates, LLC, a Virginia limited liability company ("DWA LLC").

Portfolio Management Team. The portfolio managers of each Arrow Fund, including each DWA Arrow Fund, will remain the same and will continue serving as such to the corresponding New Funds.  More detailed information about each Arrow Funds’ portfolio managers, including their principal occupation for the past 5 years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information of each Arrow Fund.

Investment Advisory and Sub-Advisory Agreements of the New Funds

Both Arrow and DWA LLC, the successor to DWA, will provide continuity of management to the New Funds as Arrow is proposed to serve as the adviser to the New Funds and DWA LLC is proposed to serve as the sub-adviser to the DWA Arrow Funds.  The fee rates pursuant to each New Fund’s investment advisory and sub-advisory agreement will be identical to the current fee rates under its corresponding Arrow Fund’s existing agreements as summarized above.

Comparison of Share Classes, Sales Charges and Rule 12b-1 Fees.

Share Classes

Each Arrow Fund currently offers, and each corresponding New Fund will offer, Class A and Class C shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses.

Sales Charges

Class A shares of each New Fund are offered at their public offering price, which is its Net Asset Value plus the applicable sales charge.  The sales charge varies, depending on how much you invest, but is the same as the sales charge imposed on Class A shares of each corresponding Arrow Fund.  There are no sales charges on reinvested distributions and exchanges of Class A shares of one Fund for Class A shares of another Fund.

Distribution and Service (Rule 12b-1) Fee Comparison

The Arrow Trust will adopt Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each New Fund that are identical in all material respects to the Distribution and Shareholder Servicing Plans currently in effect with respect to the corresponding Arrow Fund.  There will be no change in the fees rates paid by shareholders pursuant to the Plans.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

Although many of the service providers to the New Funds are the same as those of the Arrow Funds, different trustees and officers oversee the operation of the New Funds (“Arrow Trustees”) than the trustees that oversee the operations of the Arrow Funds.  The Arrow Trustees consist of four trustees, one of whom is an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended.  Unless otherwise noted, the address of each Trustee and Officer is 2943 Olney Sandy Springs Road, Suite A, Olney, Maryland 20832.  The following individuals serve as trustees and officers of the Arrow Trust:

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held During the Past 5 Years
Non-Interested Trustees
Charles A. Barragato Age: 53	Trustee	Indefinite/ Since September 2011	Managing Partner, Charles A. Barragato & Co., LLP (public accounting firm) 1983-Present; Professor of Accounting, Long Island University, 1986-Present; Staff Auditor, Peat, Marwick, Mitchell & Co., 1980-1983.	5	N/A
John Mannix Age:43	Trustee	Indefinite/ Since September 2011	Senior Executive, Portfolio Manager, Baldwin Brothers Wealth Management (independent wealth management firm), 2010-present; Founder and Partner, Oakmont Partners, LLC (family office) 2006 – 2010.	5	Member of Board of Trustees, New Bedford Symphony Orchestra (2009-Present)
Paul Montogomery Age: 57	Trustee	Indefinite/ Since September 2011	Managing Member, Theta Investment Research, LLC (independent research firm), 2003 - Present.	5	Member, Board of Trustees of LeTourneau University, 2004 – Present.
Interested Trustees and Officers
Joseph Barrato[1] Age: [__]	Trustee, President & Principal Executive Officer	Indefinite term as Trustee, 1 year term as officer/ Since September 2011	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present.	5	N/A
Jake Griffith Age: [_]		Since September 2011	Founder and President, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present.	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Principal Financial Officer and Treasurer	Since September 2011

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

				N/A	N/A

1

Joseph Barrato is considered to be an “interested person” of the Arrow Trust, as that term is defined in the 1940 Act, because he is an officer of the investment adviser to each New Fund, Arrow Investment Advisors, LLC.

Comparison of Trustees’ and Officers’ Fees

The Arrow Funds. Trustees’ and officers’ expenses and fees are Trust-wide expenses, and each series of NLFT (including the Arrow Funds) pays a portion of the Trust-wide expenses.  Currently, each Independent Trustee receives a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred in attending the meetings of the Board of Trustees, to be paid at the end of each calendar quarter. In both cases, the costs are currently allocated among the participating series of NLFT in accordance with a formula that takes into account the advisers involved and the overall asset size of each affected series.  Officers of NLFT and Trustees who are interested persons of NLFT do not receive any compensation from NLFT, but instead are compensated by the service provider with whom the officer is affiliated.   For the fiscal year ending July 31, 2011, each of the Arrow Funds incurred Trustee fees and expenses ranging from $______ to $________.

The New Funds. After the Reorganization, each Arrow Independent Trustee will receive an annual fee of $10,000, as well as reimbursement for any reasonable expenses incurred in attending meetings of the Arrow Board.

Comparative Information on Shareholder Services

Procedures for purchasing, selling and exchanging shares of the New Funds are substantially identical to those of the Arrow Funds.  Both Funds permit the purchase of shares through the mail, by wire transfer, or through a financial intermediary.

The New Funds will offer the same or substantially similar shareholder purchase and redemption services as the Arrow Funds, including telephone purchases and redemptions.  Shares of the New Funds may be purchased and redeemed at the net asset value of the shares (plus applicable sales charges or less applicable contingent deferred sales charges for Class A shares) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from the New Funds generally will be sent by mail or wire within three business days after processing by the New Funds' transfer agent after receipt of a redemption request in proper form.

Dividends and Distributions

Each New Fund will have the same dividend and distribution policy as the corresponding Arrow Fund. Shareholders who have elected to have dividends and capital gains reinvested in an Arrow Fund will continue to have dividends and capital gains reinvested in the corresponding New Fund following the Reorganization.  The Arrow Trust does not anticipate that any New Fund will realize any long-term capital gains, but should they occur, such gains will be distributed at least once every twelve months.  In similar fashion to the Arrow Funds, the New Funds determine their net asset value per share as of the close of regular trading hours on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  The New Funds have adopted procedures for valuing portfolio assets that are substantially identical to such procedures adopted by the Arrow Funds.

Fiscal Year

The Arrow Funds currently operate on a fiscal year ending July 31. Following the Reorganization, each New Fund will assume the financial history of the corresponding Arrow Fund and continue to operate on a fiscal year ending July 31 of each year.

Certain Comparative Information about NLFT and the Arrow Trust

NLFT and the Arrow Trust each is organized as a Delaware statutory trust.  NLFT is governed by an Agreement and Declaration of Trust and By-Laws while the Arrow Trust is governed by a Trust Instrument (together, the “Governing Documents”).  There are no material differences in shareholder rights between the Governing Documents of NLFT and the Arrow Trust.

Expenses Of The Reorganization

Arrow and DWA (or its successor DWA LLC) have agreed to bear all expenses associated with the transactions contemplated by the Reorganization Plan currently estimated to equal approximately $[________]; including specifically that DWA or DWA LLC will share in the costs associated with the solicitation of proxies.

Federal Income Tax Consequences

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  No gain or loss will be recognized as a consequences of the Reorganization by an Arrow Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss be recognized by the shareholders of an Arrow Fund as a result of the Arrow Fund's distribution of its corresponding New Fund shares to such shareholders in exchange for such shareholder's Arrow Fund shares.  In addition, a shareholder's tax basis for shares held in an Arrow Fund will carry over to the shares of the corresponding New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the corresponding New Fund shares received in the Reorganization.  As a condition to the closing of the Proposed Reorganization, each of NLFT and the Arrow Trust shall have received a legal opinion from K&L Gates LLP to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences.  That opinion will be based upon certain assumptions and conditions and on the representations set forth in the Reorganization Plan (and, if such counsel requests, in separate letters from the NLFT and the Arrow Trust) being true and complete at the time of the Closing Date and the Reorganization’s being consummated in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved).

Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts.  If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Arrow Fund would recognize gain or loss on the transfer of its assets to the corresponding New Fund and each shareholder of the Arrow Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the shares of the Arrow Fund and the fair market value of the shares of the New Fund it receives.

Immediately prior to the Closing Date, each Arrow Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

State and Local Taxes

Tracking Your Basis and Holding Period

After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your New Fund shares for federal income tax purposes.  Pursuant to legislation passed by Congress in 2008, if you want to use the average cost method for determining basis with respect to any New Fund shares you acquire after December 31, 2011 (“Covered Shares”), you will have to elect to do so in writing (which may be electronic).  If you fail to affirmatively elect that method, the basis determination will be made in accordance with the New Funds’ default method, which might be a method other than average cost.  If, however, the New Funds’ default method is average cost and you wish to use a different acceptable method for basis determination (e.g., a specific identification method), you will be able to elect to do so.

That legislation also requires the New Funds (or administrative agent) to report to the IRS and furnish to their shareholders the cost basis information for Covered Shares.  In addition to the current requirement to report the gross proceeds from the redemption of its shares, the New Funds also will be required to report the cost basis information for Covered Shares and indicate whether they had a short-term or long-term holding period.  You should consult with your tax adviser to determine the best IRS-accepted cost basis method for your tax situation and to obtain more information about how the cost basis reporting law will apply to you.

Other Service Providers

Independent Accountants

BBD, LLP, located at Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102, currently serves as each Arrow Fund’s independent accountant and will continue in the same capacity for the New Funds following the Reorganization.  BBD, LLP will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Northern Lights Distributors, LLC ("NLD"), which serves as the distributor of each Arrow Fund, will continue to serve in the same capacity for the New Funds following the Reorganization. The distributor is obligated to sell the shares of the Arrow Funds on a best efforts basis only against purchase orders for the shares. Shares of each Arrow Fund are offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services

Gemini Fund Services, LLC, the administrator, fund accountant, transfer agent and dividend disbursing agent of each Arrow Fund (“GFS”), will continue to serve in the same capacity to the New Funds following the Reorganization.  GFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Arrow Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, GFS provides the Arrow Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Custodian

Union Bank, N.A., located at 350 California Street, 6th Floor, San Francisco, CA  94104, is custodian of the Arrow Funds’ investments (the “Custodian”).  The Custodian will continue to serve in the same capacity for the New Funds.  The Custodian acts as the Arrow Funds’ depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

PROPOSAL NUMBER 2

Approval of a Subadvisory Agreement by and among NLFT, Arrow and Dorsey, Wright & Associates, LLC with Regard to the Arrow DWA Balanced Fund and the Arrow DWA Tactical Fund.

Background

The primary purpose of Proposal 2 is to enable DWA LLC (as explained more fully below, the successor to DWA) to serve as the investment sub-adviser to the Arrow DWA Balanced Fund (the "Balanced Fund") and the Arrow DWA Tactical (the "Tactical Fund"), each of which is a series of NLFT.  To do so, the Board is requesting that shareholders approve a new sub-advisory agreement by and among NLFT, on behalf of each DWA Arrow Fund, Arrow, and DWA LLC (each, a “New Sub-Advisory Agreement” and together, the "New Sub-Advisory Agreements").  (A copy of a form of the New Sub-Advisory Agreement with respect to each DWA Arrow Fund is attached hereto as Exhibit B.)

As explained more fully below, the predecessor of DWA LLC, DWA, has served as the investment sub-adviser to the Balanced Fund since the Balanced Fund commenced operations on August 7, 2006, and has served as the investment sub-adviser to the Tactical Fund since the Tactical Fund commenced operations on May 29, 2008.   Approval of each New Sub-Advisory Agreement will not raise the fees paid by either DWA Arrow Fund or its shareholders.  Each New Sub-Advisory Agreement is similar in all material respects to the initial sub-advisory agreement with DWA with regard to each DWA Arrow Fund (each, an  “Initial Sub-Advisory Agreement” and together, the "Initial Sub-Advisory Agreements").  The effective date of each New Sub-Advisory Agreement with regard to the applicable DWA Arrow Fund will be the date shareholders of each Fund approve the applicable New Sub-Advisory Agreement.  The Board of Trustees last considered and renewed the Initial Sub-Advisory Agreement with regard to each DWA Arrow Fund on September 22, 2010.

Shareholder approval of the New Sub-Advisory Agreements is being requested in connection with a change in the ownership of DWA, as described below.  Currently, the equity securities of DWA are owned, and DWA is controlled, by Thomas J. Dorsey, Tammy F. DeRosier, Susan L. Morrison, James C. Ball, and Watson H. Wright (collectively, the "Founders").  The Founders have entered into an agreement with PFCI, LLC, a newly formed Delaware limited liability company (the "Acquisition Vehicle"), pursuant to which the Acquisition Vehicle, following a series of corporate restructuring transactions, including the conversion of DWA into a Virginia limited liability company (DWA LLC), will purchase membership interests of DWA LLC from DWA Legacy Holdings, Inc. (“DWA Holdings”), a newly formed Virginia corporation that will be owned by the Founders, resulting in ownership by the Acquisition Vehicle of 64.5% of the common equity of DWA LLC.  The remaining 35.5% of the common equity of DWA, LLC will be owned as follows: 1% will be owned by DWA Founders, LLC, a to-be-formed Virginia limited liability company which will be owned by the Founders; and 34.5% will be owned by DWA  Holdings (collectively, the foregoing transactions are referred to as the "DWA Reorganization").  The closing of the DWA Reorganization is subject to a number of conditions, but is expected to close prior to the date of the Meeting.

Following the closing of the DWA Reorganization, DWA LLC will be governed by a 7-person Board of Directors: 4 members of the Board of Directors of DWA LLC will be appointed by the Acquisition Vehicle, 2 members will be appointed by the Founders (through DWA Holdings and DWA Founders), and one member will be an "independent director" appointed by the Founders (through DWA Holding and DWA Founders) and approved by the Acquisition Vehicle.  Tammy DeRosier and Thomas J. Dorsey will serve as the two initial directors of DWA LLC appointed by the Founders (through DWA Holdings and DWA Founders).  With the exception of certain limited consent rights vested in the Founders, the Acquisition Vehicle will control the operations of DWA LLC through its Board of Directors.

The Acquisition Vehicle is controlled by its majority owner, Granite Redux, Inc., a Delaware corporation, that in turn is controlled by its sole owner, Falfurrias Capital Partners, LP ("Falfurrias").  Falfurrias is a privately held, private equity firm based in North Carolina that seeks to partner with family business owners, entrepreneurs, and experienced management teams, primarily in the Southeastern United States, to assist in the growth of their businesses.  Falfurrias is organized as a Delaware limited partnership, and is located at 100 North Tryon Street, Suite 5120, Charlotte, North Carolina 28202.  Through various corporate structures and holding companies, Falfurrias may be deemed to be to controlled by Marc. D. Oken and Hugh L. McColl, Jr., co-founders of the firm.

Under the 1940 Act, a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing its interests to less than 25% is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s management agreement, including a sub-advisory agreement, to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  Thus, upon closing of the DWA Reorganization, the DWA Reorganization would be presumed to constitute a “change in control” of DWA for purposes of the 1940 Act and to have caused the “assignment” and resulting termination of each Initial Sub-Advisory Agreement.

The 1940 Act requires that advisory agreements, other than certain interim advisory  agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund.  Therefore, shareholders of the Balanced Fund and the Tactical Fund are being asked to approve the proposed New Sub-Advisory Agreement with respect to each such DWA Arrow Fund.

At a meeting on September 21, 2011 (the “Board Meeting”), the Board of Trustees approved an interim management agreement among NLFT, on behalf of each DWA Arrow Fund, Arrow and DWA LLC (each, an "Interim Sub-Advisory Agreement" and together, the “Interim Sub-Advisory Agreements”).  The Interim Sub-Advisory Agreements allow DWA LLC to manage each DWA Arrow Fund while the Board solicits shareholder approval for the New Sub-Advisory Agreements.  Each Interim Sub-Advisory Agreement will become effective upon the closing of the DWA Reorganization and will be effective for 150 days from that date or until the New Sub-Advisory Agreement is approved by shareholders, if sooner.

The terms of each Interim Sub-Advisory Agreement is identical in all material respects to those of the corresponding Initial Sub-Advisory Agreement, except that DWA LLC has been added as a party to each Interim Sub-Advisory Agreement in place of DWA.  In addition, the date of execution, effectiveness, and termination of each Interim Sub-Advisory Agreement are changed.  All fees earned by DWA LLC under each Interim Sub-Advisory Agreement will be held in a separate escrow account pending shareholder approval of each New Sub-Advisory Agreement.  Upon approval of each New Sub-Advisory Agreement by shareholders of the DWA Arrow Funds, the escrowed management fees will be paid to DWA LLC.

The Sub-Advisory Agreements

Under the terms of each Initial Sub-Advisory Agreement and each New Sub-Advisory Agreement, DWA and DWA LLC, respectively, are entitled to receive an annual sub-advisory fee from Arrow, on a monthly basis, at an annual rate of 0.25% of each DWA Arrow Fund's average daily net assets.  In exchange for such compensation, DWA LLC, as is the case with respect to DWA under each Initial Sub-Advisory Agreement, is responsible, subject to the supervision and control of Arrow, for the purchase, retention and sale of securities in each DWA Arrow Fund and further subject to the investment objective, policies, and restrictions of each DWA Fund and such policies as the Board may determine.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Initial Sub-Advisory Agreement with regard to the Balanced Fund at a meeting on June 22, 2006 and with regard to the Tactical Fund on March 17, 2008.  The Board of Trustees last considered and renewed the Initial Sub-Advisory Agreement with respect to each DWA Arrow Fund on September 22, 2010.

Subject to shareholder approval, the Trust will enter into the New Sub-Advisory Agreements with DWA LLC.  The terms of each New Sub-Advisory Agreement are identical in all material respects to those of the corresponding Initial Sub-Advisory Agreement, except that each New Sub-Advisory Agreement includes DWA LLC as a party to such Agreement, as opposed to DWA.  Furthermore, the date of execution, effectiveness, and termination are changed.  If a New Sub-Advisory Agreement is not approved with respect to a DWA Arrow Fund, the Board of Trustees and Arrow will consider other options, including a new or modified request for shareholder approval of a new sub-advisory agreement.

Each New Sub-Advisory Agreement will become effective upon the later to occur of the closing of the DWA Reorganization and approval by the shareholders of the applicable DWA Arrow Fund.  Each New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the applicable DWA Arrow Fund.  Each New Sub-Advisory Agreement automatically terminates on assignment and is terminable upon notice by Arrow or the applicable DWA Arrow Fund.  In addition, each New Sub-Advisory Agreement may be terminated on not more than 60 days’ notice by DWA given to Arrow.  In the event DWA ceases to serve as the sub-adviser to either DWA Arrow Fund, the right of such Fund to use the identifying name of “DWA” may be withdrawn.

Each New Sub-Advisory Agreement, like the corresponding Initial Sub-Advisory Agreement, provides that DWA shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Information Concerning DWA LLC

DWA LLC, following the DWA Reorganization that is described more fully above, will be organized as a limited liability company organized under the laws of the Commonwealth of Virginia and located at 9201 Forest Hill Ave., Suite 100, Richmond, VA 23235.  The names, titles, addresses, and principal occupations of the principal executive officers of DWA are set forth below:

Name and Address*:	Title:	Principal Occupation:
Thomas J. Dorsey	President	President, Director, DWA
Watson H. Wright	Secretary, Treasurer and Chief Compliance Officer	Chief Compliance Officer, DWA
Tammy F. DeRosier	Executive Vice-President	Executive Vice President, Director, DWA
Susan L. Morrison	Senior Vice-President	Senior Vice-President, DWA
James C. Ball	Senior Vice-President	Senior Vice-President, DWA

* Each officer and director’s address is in care of DWA LLC, 9201 Forest Hill Ave., Suite 100, Richmond, VA 23235.

During the fiscal year ended 1, DWA, pursuant to the terms of the Initial Sub-Advisory Agreement, received: $[_________] in sub-advisory fees from Arrow with respect to the Balanced Fund; and $[___________] in sub-advisory fees from Arrow with respect to the Tactical Fund.

Evaluation by the Board of Trustees

At a meeting of the Board of Trustees on September 21, 2011, the Board of Trustees, including the Independent Trustees, considered whether to approve the New Sub-Advisory Agreements with DWA.  In determining to approve the New Sub-Advisory Agreements, the Board of Trustees considered written materials provided by DWA and the NLFT's administrator (the “Report”) that had been provided to the Board of Trustees prior to the meeting.  The following summarizes the Trustees’ review process and the information on which their conclusions were based.

The Board noted that it had last reviewed information related to DWA and each DWA Arrow Fund in the context of approving the continuation of each Initial Sub-Advisory Agreement at a meeting on September 22, 2010.  As to the fees and expenses paid by each DWA Arrow Fund, the Board noted that DWA’s fees for managing each DWA Arrow Fund had not changed since the Initial Sub-Advisory Agreement was approved.  The Board noted that DWA’s fees were below the average for a peer group of balanced and exchange-traded funds.  The Board also noted that each DWA Arrow Fund’s net expense ratio was above average, but in line with those of its peer groups of funds.

As to the nature, extent, and quality of the services provided by DWA to each DWA Arrow Fund, the Board noted that the day-to-day operations with respect to each DWA Arrow Fund had not changed since the Initial Sub-Advisory Agreement was approved and were not anticipated to change.  The Board considered that, under the terms of the New Sub-Advisory Agreement, DWA LLC, subject to the supervision of Arrow and the Board, would continue to provide each DWA Arrow Fund with investment advice and supervision and would continuously furnish an investment program for each DWA Arrow Fund consistent with the investment objectives and policies of each such Fund.

Although it is not anticipated that the DWA Reorganization will impact the day-to-day operations of the DWA Arrow Funds, the Board will monitor developments with respect to the DWA Reorganization and consider how any such developments may impact each DWA Arrow Fund and its shareholders.  To that end, the Board directed representatives of DWA to provide them with additional information regarding the DWA Reorganization and any potential impact that the DWA Reorganization may have on the operation of DWA LLC or its ability to provide the services contemplated under the terms of each New Sub-Advisory Agreement.

The Board noted that the DWA Arrow Funds would not compensate DWA LLC for sub-advisory services, but rather Arrow would compensate DWA LLC out of the advisory fees received from each DWA Arrow Fund.  The Board of Trustees then discussed the active management strategy of the DWA Arrow Funds and the overall duties of DWA LLC under the New Sub-Advisory Agreement.  The Board, including the Independent Trustees, next considered the expense ratio for each Arrow DWA Fund, and expense ratios of a peer group of funds.  The Board of Trustees concluded that the Arrow DWA Funds’ sub-advisory fees and expense ratio were acceptable in light of the quality of the services that each Arrow DWA Fund receives under the corresponding Initial Sub-Advisory Agreement from DWA, and the level of fees paid by a peer group of other similarly managed funds of comparable size.  The Board noted that it expected the quality of services provided to each DWA Arrow Fund under the corresponding New Sub-Advisory Agreement by DWA LLC to be consistent with the quality of services provided by DWA under each Initial Sub-Advisory Agreement.

As to the performance of each DWA Arrow Fund, the Board referred to the Report, which contained each DWA Arrow Fund’s year-to-date returns.  The Board, including the Independent Trustees, considered the nature and extent of DWA’s past performance, as well as other factors relating to its track record.  The Board concluded that the past performance of DWA was acceptable.

As to the costs of the services to be provided and the profits to be realized by Arrow and DWA, the Board, including the Independent Trustees, considered the anticipated profits to be realized by the advisers in connection with the operation of each DWA Arrow Fund and whether the amount of profits are fair entrepreneurial profits for the management of each such Fund.  The Board also considered the profits to be realized by DWA LLC from other activities related to the DWA Arrow Funds.  The Board concluded that it was satisfied that DWA LLC’s level of profitability from its relationship with the DWA Arrow Funds would not be excessive.

In the course of their deliberations, the Board did not identify any particular information or factor that was all important or controlling.  Based on the deliberations of the Board of Trustees and its evaluation of the information described above, the Board concluded that the fees to be paid under each New Sub-Advisory Agreement in each instance are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, approved each New Sub-Advisory Agreement and voted to recommend it to shareholders for approval.

Accordingly, the Board of Trustees, including the Independent Trustees, recommends that shareholders of the Arrow DWA Balanced Fund and the Arrow DWA Tactical Fund vote “FOR” approval of each New Sub-Advisory Agreement.

OTHER INFORMATION

Operation Of The Arrow Funds

Each Arrow Fund is a series of the NLFT, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The principal executive offices of NLFT are located at 4020 South 147th Street, Omaha, NE 68137.  The Board of Trustees supervises the business activities of each Arrow Fund.  Like other mutual funds, each Arrow Fund retains various organizations to perform specialized services.  Each Arrow Fund currently retains Arrow as its investment adviser.  NLD located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, serves as principal underwriter and distributor of each Arrow Fund.  GFS provides each Arrow Fund with transfer agent, accounting, compliance, and administrative services.

The Proxy

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that NLFT did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of NLFT revoking the proxy, or (3) attending and voting in person at the Meeting.

Voting Securities And Voting

Shareholders of record of the Arrow Funds at the close of business on [September 28], 2011 will be entitled to vote at the Meeting or at any adjournments thereof. As of the record date, there were issued and outstanding the following number of shares for each Arrow Fund:

Fund	Class A	Class C
Arrow Alternative Solutions Fund	[___]	[___]
Arrow Commodity Strategy Fund	[___]	[___]
Arrow DWA Balanced Fund	[___]	[___]
Arrow DWA Tactical Fund	[___]	[___]
Arrow Managed Futures Trend Fund	[___]	[___]

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of each Arrow Fund will vote separately on the Proposed Reorganization and shareholders of each DWA Arrow Fund will vote separately on each New Sub-Advisory Agreement, without regard to the class of shares held.  The presence at the meeting of holders of a majority of the outstanding shares of each Arrow Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for that Arrow Fund.  A quorum being present, the Arrow Funds will adopt a proposal if a majority of the shares of each Arrow Fund vote to approve the proposal.  For purposes of each proposal, majority means the lesser of: (a) 67% or more of the voting securities of that Arrow Fund present at the meeting, if 50% or more of the outstanding voting securities of such Arrow Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Arrow Fund.  With respect to the Proposed Reorganization, the Arrow Trust may terminate the Proposed Reorganization if the Proposed Reorganization is not approved by the shareholders of each Arrow Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist an Arrow Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to any Arrow Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to such Arrow Fund, without further notice to the shareholders of the Arrow Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, NLFT may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees is not aware of any other matters to come before the meeting.

Security Ownership Of Management And
Certain Beneficial Owners

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of an Arrow Fund as of [________], 2011 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

[Table to be inserted]

The following table provides information on shareholders who owned of record or, to the knowledge of each Arrow Fund, beneficially, more than 5% of any class of an Arrow Fund’s outstanding shares as of [_________], 2011.

Security Ownership Of Management

As of [_________, 2011], the executive officers and trustees of NLFT owned no shares of the Arrow Funds.

The following table provides information regarding the shares of each Fund beneficially owned by the executive officers and trustees of the Arrow Trust as of [____________, 2011]:

[Insert Table, If Applicable]

Shareholder Proposals

NLFT has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in NLFT’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in NLFT’s proxy materials must be received by NLFT within a reasonable time before the solicitation is made.  The fact that NLFT receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to , Northern Lights Fund Trust, c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Cost Of Solicitation

The Board of Trustees is making this solicitation of proxies.  NLFT has engaged The Altman Group, a proxy solicitation firm (“Altman”), to assist in the solicitation.  The estimated fees anticipated to be paid to Altman are approximately $69,882.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Arrow and DWA or DWA LLC.  In addition to solicitation by mail, NLFT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Arrow Funds of whom they have knowledge, and Arrow and/or DWA or DWA LLC will reimburse them for their expenses in so doing.  Certain officers, employees and agents of NLFT and Arrow may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Proxy Delivery

If you and another shareholder share the same address, NLFT may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to NLFT if you wish to receive a separate copy of the Proxy Statement, and NLFT will promptly mail a copy to you.  You may also call or write to NLFT if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call NLFT at (631) 470-2600, or write NLFT at 4020 South 147th Street, Omaha, NE 68137.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on November 18, 201]

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed management agreement), and Proxy Card are available at www.[_________].com.

BY ORDER OF THE BOARD OF TRUSTEES

Emile R. Molineaux, Esq., Secretary

Dated [________], 2011

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

EXHIBIT A

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ________ __, 2011, among ARROW INVESTMENTS TRUST, a Delaware statutory trust, with its principal place of business at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland  20832 (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”), NORTHERN LIGHTS FUND TRUST, also a Delaware statutory trust, with its principal place of business at 4020 South 147th Street, Omaha, Nebraska  68137 (“Old Trust”), on behalf of each series thereof listed under the heading “Old Funds” on Schedule A (each, an “Old Fund”), and, solely for purposes of paragraph 6,  ARROW INVESTMENT ADVISORS, LLC, New Trust’s investment advisor (“Arrow Advisors”), and DORSEY WRIGHT & ASSOCIATES, two Old Funds’ investment sub-advisor (“DWA”).  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect five reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  Each reorganization will involve an Old Fund’s changing its identity -- by converting from a series of Old Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).  The consummation of any particular Reorganization shall not be contingent on the consummation of any other Reorganization.  (For convenience, the balance of this Agreement, except paragraphs 1.2, 3.1(r), 3.2(n), and 5.6, refers only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Old Fund offers, and has issued and outstanding, two classes of shares, designated Class A shares and Class C shares (“Class A Old Fund Shares” and “Class C Old Fund Shares,” respectively, and collectively, “Old Fund Shares”).  New Fund also will offer two classes of shares, also designated Class A shares and Class C shares (“Class A New Fund Shares” and “Class C New Fund Shares,” respectively, and collectively, “New Fund Shares”).  The Funds’ identically designated classes of shares are substantially similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.

PLAN OF REORGANIZATION AND TERMINATION

1.1.

Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund.  In exchange therefor, New Fund shall:

(a)

issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding and (2) Class C New Fund Shares equal to the number of full and fractional Class C Old Fund Shares then outstanding, and

(b)

assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2

The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities (including, in the case of Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund, and Arrow Commodity Strategy Fund, shares in a wholly owned exempted segregated portfolio company or wholly owned exempted company organized in The Cayman Islands), commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Old Fund’s books at that time; and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3

The Liabilities shall consist of all of Old Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Arrow Advisors and DWA pursuant to paragraph 6.  Notwithstanding the foregoing, Old Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4

At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares due that Shareholder, and the account for each Shareholder that holds Class C Old Fund Shares shall be credited with the number of full and fractional Class C New Fund Shares due that Shareholder).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5

Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6

Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7

After the Effective Time, Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Old Fund’s complete dissolution.

2.

CLOSING AND EFFECTIVE TIME

2.1

Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on February 17, 2012 (“Effective Time”).  The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2

Old Trust shall direct the custodian of Old Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information on Old Fund’s books immediately before the Effective Time.

2.3

Old Trust shall direct its transfer agent to deliver at the Closing (a) to New Trust, a Certificate (1) verifying that Old Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Old Fund Shares, by class, each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and (b) to Old Trust, a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

2.4

Old Trust shall deliver at the Closing an opinion of its counsel, Thompson Hine LLP, substantially in the form of the opinion attached hereto as Exhibit 1, and New Trust shall deliver at the Closing an opinion of its counsel, K&L Gates LLP (“Counsel”), substantially in the form of the opinion attached hereto as Exhibit 2.

2.5

Old Trust shall deliver to New Trust and Arrow Advisors, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.

2.6

At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.

REPRESENTATIONS AND WARRANTIES

3.1

Old Trust, on Old Fund’s behalf, represents and warrants to New Trust, on New Fund’s behalf, as follows:

(a)

Old Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Certificate of Trust, dated January 19, 2005, is on file with the Office of the Secretary of State of Delaware (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)

Old Fund is a duly established and designated series of Old Trust;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)

At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)

Old Trust, with respect to Old Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Old Trust’s Amended Agreement and Declaration of Trust dated January 19, 2005, as further amended December 14, 2009 (“Declaration”), or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on Old Fund’s behalf, is a party or by which it is bound;

(f)

At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)

No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and Old Trust, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)

Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended July 31, 2011, have been audited by BBD LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Trust has furnished to New Trust) present fairly, in all material respects, Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)

Since July 31, 2011, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)

All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)

Old Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)

All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)

Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)

Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)

Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)

Old Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)

The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)

The Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including each Old Fund) is a managed portfolio of securities, and Arrow Advisors and, in the case of each Old Fund with “DWA” in its name, DWA (those Old Funds’ investment sub-adviser) have the authority to buy and sell securities for each Old Fund;

(s)

Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and

(t)

The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2

New Trust, on New Fund’s behalf, represents and warrants to Old Trust, on Old Fund’s behalf, as follows:

(a)

New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Certificate of Trust, dated August 2, 2011, is on file with the Secretary, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)

At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)

Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)

No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)

New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Amended and Restated Trust Instrument, dated September 2, 2011 (“Instrument”), or By-laws, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)

No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)

New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)

The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)

There is no plan or intention for New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)

Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)

Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)

The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Old Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)

The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including each New Fund after it commences operations) will be a managed portfolio of securities, and Arrow Advisors and, in the case of each New Fund with “DWA” in its name, DWA (those New Funds’ investment sub-adviser) will have the authority to buy and sell securities for each New Fund.

3.3

Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)

No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of a proxy statement on Schedule 14A (“Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)

The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)

The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)

The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)

None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)

No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Arrow Advisors, DWA, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)

Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.

COVENANTS

4.1

Old Trust covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2

Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3

Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4

Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5

Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Trust, on Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6

New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7

Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.

CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1

This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2

All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3

At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4

The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)

New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)

Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)

New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)

New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)

A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)

A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)

For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5

Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one Class A New Fund Share and one Class C New Fund Share (“Initial Shares”) to Arrow Advisors or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment advisory and sub-advisory agreements, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Fund’s sole shareholder;

5.6

New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a sub-advisory agreement (in the case of each New Fund with “DWA” in its name), a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Arrow Advisors or its affiliate as New Fund’s sole shareholder; and

5.7

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.

EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), each of Arrow Advisors and DWA shall bear approximately 50% of the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, and (5) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude brokerage, Arrow Advisors’s and DWA’s travel expenses, and similar expenses in connection with the Reorganization.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.  Further, Arrow Advisors agrees to provide the Board of Old Trust with tail insurance in connection with the Reorganization, for a [three]-year period following the Closing, to indemnify the members of that Board to the extent that they would have been subject to indemnification under the Old Trust’s Declaration of Trust with respect to any matters relating to the Old Fund.

7.

ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.

TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1

By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before September 30, 2012, or such other date as to which the Investment Companies agree; or

8.2

By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.

AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.

SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.

MISCELLANEOUS

11.1

This Agreement shall be governed by and construed in accordance with the internal Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2

Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Old Trust, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3

Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

ARROW INVESTMENTS TRUST, on behalf of each New Fund listed on Schedule A

By:

Joseph Barrato

President

NORTHERN LIGHTS FUND TRUST, on behalf of each Old Fund listed on Schedule A

By:

Andrew Rogers

President

Solely for purposes of paragraph 6,
ARROW INVESTMENT ADVISORS, LLC

By:

Joseph Barrato

Chief Executive Officer

DORSEY WRIGHT & ASSOCIATES

By:

[Name]

[Title]

SCHEDULE A

OLD FUNDS (series of Northern Lights Fund Trust)	To be Reorganized into	NEW FUNDS (series of Arrow Investments Trust)
Arrow Alternative Solutions Fund	è	Arrow Alternative Solutions Fund
Arrow DWA Balanced Fund	è	Arrow DWA Balanced Fund
Arrow DWA Tactical Fund	è	Arrow DWA Tactical Fund
Arrow Managed Futures Trend Fund	è	Arrow Managed Futures Trend Fund
Arrow Commodity Strategy Fund	è	Arrow Commodity Strategy Fund

EXHIBIT 1

[Form of opinion of Old Trust’s counsel]

EXHIBIT 2

[Form of opinion of New Trust’s counsel]

EXHIBIT 1

[Form of opinion of Old Trust’s counsel]

EXHIBIT 2

[Form of opinion of New Trust’s counsel]

EXHIBIT B

Form of Investment Sub-Advisory Agreement

By and Among

Northern Lights Fund Trust,

on behalf of the Arrow DWA [______] Fund,

Arrow Investment Advisors, LLC

and

Dorsey, Wright & Associates, LLC

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the 21st day of September 2011, by and between ARROW INVESTMENT ADVISORS, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and DORSEY WRIGHT AND ASSOCIATES, LLC, a limited liability company under the laws of the State of Virginia (the “Subadviser”), and also registered under the Advisers Act with respect to the Arrow DWA [_________] Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of June 22, 2006, as revised March 17, 2008 and September 22, 2010 (the “Advisory Agreement”), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage that portion or all of the assets of the Fund that the Adviser from time to time upon reasonable prior notice allocates to, and puts under the control of, the Subadviser (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust cannot object to such activities.

2.

Duties of Subadviser.

(a)

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time (collectively referred to hereinafter as the “Prospectus”) and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws and the Prospectus, the instructions and directions received in writing from the Adviser or the Trustees of the Trust or the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under either Subchapter M or Section 817(h).  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust’s Registration Statement on Form N-1A.

(c )

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.  If both the Subadviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for a Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets or (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary.    The Subadviser will provide monthly performance analysis and market commentary (the “Investment Report”) within 10 days after the end of the month during the term of this Agreement.  The subject of the Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.  In addition, the Subadvisor will co-author a white paper covering the investment strategy of the Fund.  The co-authored white paper will be completed at a mutually agreed upon deadline, and will be updated as needed, but not more than annually.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to the fee listed for the Fund on Exhibit A hereto.  Such fees will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus.  If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

Exclusivity.    The Subadviser will not subadvise or license the Fund’s investment strategy for another regulated investment company as defined by the IRS under subchapter M without mutual consent of both the Adviser and Subadviser.  Exclusivity is not applicable to the sub-investment strategies that combined, constitute the Fund’s investment strategy.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

[The Subadviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration];

The Subadviser is a [corporation] duly organized and properly registered and operating under the laws of the State of [Delaware] with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of each of the Trust’s mutual fund series, including without limitation the Adviser’s entering into and performing this Agreement.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, any other subadviser to a Fund, the Trust or a Fund or any of a Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 10(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.  The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

The Trust shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Trust’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

The Subadviser shall not be liable to the Adviser for (i) any acts of the Adviser or any other subadviser to a Fund with respect to the portion of the assets of that Fund not managed by Subadviser, or (ii) acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser or any other subadviser to a Fund, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.  The Adviser agrees that Subadviser shall manage the Subadviser Assets as if they were a separate operating Fund as set forth in Section 2(b) of this Agreement.  The Adviser shall indemnify the Subadviser, its Affiliates and Controlling Persons from any liability arising from the conduct of the Adviser and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser.

Duration and Termination.

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the effective date of this Agreement, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

Reference to Adviser and Subadviser.

The Subadviser grants the Advisor non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund.  In addition, the Advisor may promote the identity of and services provided by the Subadviser to the Advisor, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to a Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

Authorized.  The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known.  Such information already was known by the party prior to the date hereof;

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

Independently Developed.  The party independently developed such information.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Subadviser:

Watson H. Wright

Dorsey Wright and Associates, LLC

9201 Forest Hill Avenue

Suite 100

Richmond, VA  23235

Phone:  (804)320-8511

Fax: (804) 320-8577

If to the Adviser:

Jacob Griffith, President

Arrow Investment Advisors, LLC

2943 Olney-Sandy Spring Road, Suite A

Olney, MD  20832

Phone:  (301) 260-0161

Fax:  (301) 260-0164

If to the Trust:

Andrew Rogers, President

Northern Lights Fund Trust

4020 South 147th Street

Omaha, NE 68137

(631) 470-2600

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

ARROW INVESTMENT ADVISORS, LLC

                             By:__________________________________

                             Name: Jacob Griffith

                             Title: President

                             SUB-ADVISER

                            DORSEY WRIGHT AND ASSOCIATES, INC.

                             By:__________________________________

                             Name: _____________________

                             Title: ______________________

Attested to by:

NORTHERN LIGHTS FUND TRUST, on behalf of,

ARROW DWA BALANCED FUND

By:__________________________________

                              Name: Andrew Rogers

                              Title:   President

                                                                                         PROXY CARD

“FUND NAME HERE”

                                    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                    TO BE HELD ON NOVEMBER 18, 2011

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 450 Wireless Boulevard, Hauppauge, NY  11788 on November 18, 2011 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________

Signature

Date

__________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free “insert Touchtone #” and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

PROXY CARD

“FUND NAME HERE”

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 18, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   Xx

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.

 To approve an Agreement and Plan of Reorganization and Termination providing for the transfer of all of the assets of the Arrow Fund listed above to a corresponding newly created series of Arrow Investments Trust.

		□	□	□

		FOR	AGAINST	ABSTAIN
2.	To approve a new Sub-Advisory Agreement by and among Northern Lights Fund Trust, Dorsey Wright & Associates, LLC and Arrow Investment Advisors, LLC with respect to the Arrow Fund listed above.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

“Scanner Bar Code”

TAG ID:

“TAG ID”

CUSIP: “CUSIP”